PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated August 16, 2021,
to
Prospectuses dated May 10, 2021,
for
VUL Protector® Variable Universal Life Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract (“Contract”) for Contract Owners who purchased a Prudential single premium immediate annuity (“SPIA”) as part of a strategy to fund the Contract with the SPIA’s payments. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

Please be aware of these important considerations:

•The funding strategy of using SPIA payments to fund your Contract is not the only way you may fund your Contract. See the Contract and prospectus sections entitled “PREMIUMS” for more information on how you may add funds to your Contract.

•The SPIA is not part of your Contract. The sale of the SPIA is a separate transaction from the sale of your Contract and is subject to its own application and approval process. You will be issued a separate annuity contract with its own terms, benefits, and conditions. Be sure to review the terms of your SPIA contract thoroughly.

•Your SPIA will provide guaranteed annuity income payments in a fixed amount and for a fixed period of time. The SPIA will have no account value or cash surrender value, will not permit loans, and will not permit withdrawals. If you surrender your variable life insurance Contract before the SPIA’s fixed period of time elapses, you will need to instruct us where to distribute the remaining payments.

•There are tax impacts when earnings above the cost basis of a SPIA are distributed. You should speak with your financial professional and a tax advisor to get more information about the tax considerations of purchasing and/or conducting a 1035 exchange into a SPIA.

•Because the SPIA and your Contract are separate sales, your financial professional will be eligible for separate compensation for the sale of each product.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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